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                                                                    Exhibit 23.3

                         Independent Auditors' Consent

The Board of Directors
Contigo Software, Inc.:

   We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP

San Diego, California

July 24, 2000

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